SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): November 21, 2007

                           HOLLOMAN ENERGY CORPORATION
                           ---------------------------
                 (Name of Small Business Issuer in its charter)

          Nevada                       000-52419              77-0643398
  --------------------             -----------------       -----------------
(State of incorporation)         (Commission File No.)      (IRS Employer
                                                          Identification No.)

                                   Suite 1110
                               521-Third Avenue SW
                        Calgary, Alberta, Canada T2P 3T3
                      -----------------------------------
          (Address of principal executive offices, including Zip Code)


       Registrant's telephone number, including area code: (403)-536-9954

                           Endeavor Energy Corporation
                     West 2809 Longfellow, Spokane, WA 99205
                     --------------------------------------
          (Former name or former address if changed since last report)


Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01   Entry Into a Material Definitive Agreement

     On September 12, 2007 the Company acquired Holloman Petroleum Pty. Ltd., a privately held Australian-based company, for 18,000,000 shares of the Company's common stock. Prior to its acquisition by the Company Holloman Petroleum Pty. Ltd. was a majority owned subsidiary of Holloman Oil & Gas, Ltd. Holloman Oil & Gas Ltd., which received 17,237,500 shares of the Company's common stock in connection with the acquisition, is a wholly owned subsidiary of Holloman Corporation of Houston, Texas. As a condition of the acquisition of Holloman Petroleum, Mark Stevenson, President and CEO of Holloman Corporation, and Eric Prim, Vice President of Holloman Corporation, were appointed Directors of the Company.

      Upon receiving the approval of the Australian government for the transfer of titles, Holloman Petroleum's assets will consist of seven oil and gas permits awarded by the Australian government upon successful bid selection. These permits, which have remaining terms ranging from three to five years, cover 6,873 square kilometers (1,698,355 acres) of land in the Cooper basin and 2,589 square kilometers (639,755 acres) offshore in the Gippsland basin and Barrow sub-basin. The holder of the permits is required to drill wells and complete other work on the lands covered by the permits. The Company estimates if it elects to drill all the wells and perform all other work required by the permits the cost will be approximately $213,000,000 over the terms of the permits.

Item 9.01   Exhibits

   Exhibit
   Number      Description
   -------     -----------

      10       Agreements relating to the acquisition of Holloman Petroleum
               Pty., Ltd.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   November 27, 2007                 HOLLOMAN ENERGY CORPORATION

                                     By:  /s/ Cameron King
                                          -----------------------------------
                                          Cameron King, President and Chief
                                          Executive Officer








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